UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 9, 2021

TERADATA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33458	75-3236470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17095 Via Del Campo San Diego, California	92127
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (866) 548-8348

N/A

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on which Registered
Common Stock, $0.01 par value	TDC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On September 9, 2021, Teradata Corporation (“Teradata” or the “Company”) hosted a virtual Investor Day. In connection with the event, on September 9, 2021, the Company issued a press release (the “Press Release”) announcing that, at the Investor Day event, the Company (i) reaffirmed its outlook for fiscal 2021, which was previously provided in the Company’s second quarter fiscal 2021 financial results press release issued on August 5, 2021, (ii) provided certain preliminary estimates for fiscal 2022 and (iii) provided certain financial targets for fiscal 2025. A copy of the Press Release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

The information contained in this Current Report on Form 8-K and in the Press Release is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934. Forward-looking statements generally relate to opinions, beliefs, and projections of expected future financial and operating performance, business trends, and market conditions, among other things. These forward-looking statements are based upon current expectations and assumptions and involve risks and uncertainties that could cause actual results to differ materially, including risks and uncertainties relating to: the global economic environment and business conditions in general or on the ability of Teradata’s suppliers to meet their commitments to the Company, or the timing of purchases by its current and potential customers; the rapidly changing and intensely competitive nature of the information technology industry and the data analytics business; fluctuations in Teradata’s operating results; the Company’s ability to realize the anticipated benefits of its business transformation program or other restructuring and cost saving initiatives; risks inherent in operating in foreign countries, including foreign currency fluctuations; risks associated with the ongoing and uncertain impact of the COVID-19 pandemic on the Company’s business, financial condition and operating results, including the impact of the COVID-19 pandemic on its customers and suppliers; risks associated with data privacy, cyberattacks and maintaining secure and effective internal information technology and control systems; the timely and successful development, production or acquisition, availability and/or market acceptance of new and existing products, product features and services; tax rates; turnover of workforce and the ability to attract and retain skilled employees; protecting the Company’s intellectual property; the availability and successful exploitation of new alliance and acquisition opportunities; subscription arrangements may be cancelled or fail to be renewed; the impact on Teradata’s business and financial reporting from changes in accounting rules; and other factors described from time to time in Teradata’s filings with the U.S. Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2020 and subsequent quarterly reports on Forms 10-Q, as well as the Company’s annual report to stockholders. The forward-looking statements included in this Current Report on Form 8-K are made as of September 9, 2021, and Teradata does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are attached with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated September 9, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teradata Corporation

By:	/s/ Margaret A. Treese
Margaret A. Treese
Chief Legal Officer and Secretary

Dated: September 9, 2021